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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2002



                              EQUIDYNE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                      0-9922                  04-2608713
(State or other jurisdiction of  (Commission file number)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)

       11770 Bernardo Plaza Court, Suite 351, San Diego,
                           California                                   92128
            (Address of principal executive offices)                 (Zip code)

                                 (858) 451-7001
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

     On May 17, 2002, Equidyne Corporation (the "Company") issued a press release which announced that its board of directors has approved amendments to the Company's By-Laws to provide certain procedures for stockholders taking action by written consent without a meeting. A copy of the press release is attached to this report as Exhibit 99.1. A copy of the Amended and Restated By-Laws is attached to this report as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

        Exhibit 99.1       Press Release dated May 17, 2002

        Exhibit 99.2       Amended and Restated By-laws




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 17, 2002

                            EQUIDYNE CORPORATION
                                         (Registrant)


                            By:    /s/ Marcus R. Rowan
                                   ---------------------------------------------
                                   Name:  Marcus R. Rowan
                                   Title:    Chief Executive Officer